SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT UNDER SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
_________________________

Date of Report (Date of earliest event reported): May 17, 2004

MC SHIPPING INC.
(Exact name of the registrant as specified in its charter)
_________________________

LIBERIA	1-10231	98-0101881
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
_________________________

Richmond House, 12 Par-la-ville Road, Hamilton HM CX. Bermuda
(Address of principal executive offices)
_________________________

441-295-7933
(Registrant's telephone number, including area code)
_________________________

TABLE OF CONTENT

Item 5.
On May 11 and 14, 2004, MC Shipping Inc issued press releases attached as Exhibit 99.1 and 99.2 hereto.
_________________________

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MC SHIPPING INC.

Date : May 17 ,2004	/S/ GUY MOREL

Guy Morel
President
Chief Operating Officer
(Principal Executive Officer)